UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-130483

(Commission File Number)

51-0484716

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2939

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

✓	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 are materials to be used by members of management of TransDigm Group Incorporated in investor presentations regarding the proposed amendment to TransDigm Group’s 2006 Stock Incentive Plan.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to future financial and operating results, and projected earnings per share impact of the proposed amendment as well as any other statements regarding future results or expectations. All statements other than statements of historical fact that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations, and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “forecast” or “continue” and other words and terms of similar meaning. All forward-looking statements involve risks and uncertainties which could affect TransDigm Group’s actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: future terrorist attacks; a decrease in flight hours and our customers’ profitability, both of which are impacted by general economic conditions; our substantial indebtedness; our reliance on certain customers; our fixed price contracts; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; the pricing review to which certain of our divisions and subsidiaries have been subject; failure to complete or successfully integrate acquisitions; future sales of common stock in the market caused by the substantial amount of stock held by affiliates; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K and any other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update the forward-looking statements contained in this investor presentation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No. 99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President and Chief
Financial Officer

Date: June 6, 2008

Exhibit Index

Exhibit No. 99.1	Investor Presentation